UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2007

RAM ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(918) 663-2800

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 2, 2007, RAM Energy Resources, Inc. (the “Company”) issued a press release announcing its results for its fourth quarter and year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item by reference. In addition, on April 2, 2007, the Company issued a press release to correct certain information contained in the press release issued earlier on April 2, 2007, regarding the Company’s total production of oil and natural gas during the fourth quarter of 2006. A copy of the correcting press release is attached as Exhibit 99.2 and is incorporated into this Item by reference.

On April 2, 2007, the Company issued a press release announcing its estimates of its proved oil and natural gas reserves as of December 31, 2006. A copy of the press release is attached as Exhibit 99.3 and is incorporated into this Item by reference.

This information (including the Exhibits) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:
	99.1	Press Release dated April 2, 2007 regarding fourth quarter and year end 2006 results.
	99.2	Correcting Press Release dated April 2, 2007 regarding fourth quarter and year end 2006 results.
	99.3	Press Release dated April 2, 2007 regarding proved reserves at December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2007	RAM ENERGY RESOURCES, INC.

By:	/s/Larry E. Lee
Name: Larry E. Lee
Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 2, 2007 regarding fourth quarter and year end 2006 results.
99.2	Correcting Press Release dated April 2, 2007 regarding fourth quarter and year end 2006 results.
99.3	Press Release dated April 2, 2007 regarding proved reserves at December 31, 2006.